SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             Form 8-K




                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  May 16, 1996
(May 4, 1996)



 Conestoga Enterprises, Inc.
(Exact name of registrant as specified in its charter)



 Pennsylvania                          33-30715             23-256-5087
(State or other jurisdiction         (Commission          (IRS Employer
 of incorporation)                    File Number)         Identification No.)



 202 East First Street, Birdsboro, Pennsylvania                19508
(Address of principal executive officers)                    (Zip Code)



Registrant's telephone number, including area code 610-582-8711




(Former name or former address, if changed since last report.)
Item 5.  Other Events

    1. Alvin W. Sponagle has retired as a member of the Board of Directors and the Chairman of the Board of Directors of the Company and its subsidiaries.

    2.   On May 8, 1996, Alvin W. Sponagle was named Director
Emeritus of the Company with the right to attend all meetings of the Board of Directors and to participate in discussions of the Board of Directors, but not the right to vote, or have any of the other rights, duties or responsibilities of a member of the Board of Directors.

    3.   On May 8, 1996, F. M. Brown resigned as President of the
Company and its subsidiaries and was appointed Chairman of the Board of Directors of the Company and its subsidiaries.

    4. On May 8, 1996, John R. Bentz was appointed President of the Company and its subsidiaries.

    5. On May 4, 1996, Robert M. Myers was elected to serve as a member of the Board of Directors of the Company.

                            SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        CONESTOGA ENTERPRISES, INC.


                        By:/s/ John R. Bentz
                           Name:   John R. Bentz
                           Title:  President

Date:  May 16, 1996